McMoRan Oil & Gas Co.
                 Personal Solicitation Materials



                             SLIDE 1
                     McMoRan Exploration Co.










                             SLIDE 2


McMoRan Exploration Co.


                      CAUTIONARY STATEMENT


This presentation contains a number of forward-looking statements. Important factors that could cause actual results to differ materially from expectations include the following: variations in the market prices of oil, natural gas and sulphur; drilling results; unanticipated fluctuations in flow rates of producing wells; oil, natural gas and sulphur reserve expectations; the ability to satisfy future cash obligations and environmental costs; general development risks and hazards; and the ability to realize synergies. Such factors and others are more fully described in the Company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on August 11, 1998.





                             SLIDE 3

McMoRan Exploration Co.




                  PRO FORMA OWNERSHIP STRUCTURE


        MOXY                                 FSC
     Shareholders                       Shareholders

          58.5%                              41.5%

                     McMoRan Exploration Co.
                             (MOX*)

Oil & Gas Division                 Sulphur Division
     Exploration                        Production
     Development                        Recovered Purchases/Sales
     Production                         Terminaling & Transport




*Application to be made for listing on NYSE






                             SLIDE 4

McMoRan Exploration Co.



                       TRANSACTION PROCESS


     DATE                          MOXY               FSC

June 3-4, 1998  (Independent  Robert A. Day       J.Terrell Brown
                 Committees)  Gerald J. Ford      Thomas D. Clark

June 10-25, 1998 (Legal       Haynes & Boone      Jones, Day,
                  Counsel)                        Reavis & Pogue

                 (Investment  Bear Stearns        Lehman Brothers
                  Bankers)


July 14-31, 1998  Merger Negotiations

July 31
- Aug 1, 1998     Board Approvals

August 3, 1998    Public Announcement





                             SLIDE 5

McMoRan Exploration Co.

                      TRANSACTION TIMELINE



8/3/98.........Press Release
1 week.........Preparation of Proxy/Prospectus
6-8 weeks......File Proxy Materials with SEC/Become Effective
1 week.........Print & Mail Documents to Shareholders
4-6 weeks......Proxy Solicitation Period



          Merger 4Q






                             SLIDE 6

McMoRan Exploration Co.

                           DEAL TERMS


Exchange Ratios - MOXY: 0.20 Share
                  FSC:  0.625 Share

MOX Outstanding Shares - 14.7 Million

Approval Conditions - Majority of MOXY and FSC Shareholders

Board Representation - All Existing Members of MOXY and FSC
                       Boards

Tax Treatment - Tax Free

Termination Fee - Expenses Only







                            SLIDE 8

McMoRan Exploration Co.


             STRATEGIC BENEFITS OF COMBINATION TO FSC


Enhances Growth Opportunities Through Oil and Gas Investments

Diversification Outside Sulphur

Hedge for Natural Gas Costs

Cost Savings

Increases Market Capitalization







                            SLIDE 7

McMoRan Exploration Co.


            STRATEGIC BENEFITS OF COMBINATION TO MOXY



Improves Ability to Take Advantage of Increasing Opportunities
Now Available in Oil & Gas Activities

Greater Financial Resources and Flexibility

Cash Flow Stream

Cost Savings

Increases Market Capitalization







                            SLIDE 9

McMoRan Exploration Co.


                    OPPORTUNITIES FOR GROWTH


Increasing Availability Of Farm-In Blocks

Lower Third Party Service Costs

Financial Strength; Cost Synergies

Extensive Geophysical, Technical and Operational
     Expertise and Data Base

Acquisition Possibilities

Maximize Growth and Value of Sulphur Services
     Business






                            SLIDE 10

McMoRan Exploration Co.


              E&P Stock Index/Capital Market Trends



Graph showing following data:

-    E&P High Yield Offerings ($Billions)
          1994 -    $0.9
          1995 -    $2.4
          1996 -    $2.5
          1997 -    $4.8
          1998YTD - $2.2

-    E&P Equity Offerings ($Billions)
          1994 -    $1.0
          1995 -    $2.4
          1996 -    $2.7
          1997 -    $1.8
          1998YTD - $0.3

-    E&P High Yield Offerings and E&P Equity Offerings Combined
     ($Billions)
          1994 -    $1.9
          1995 -    $4.8
          1996 -    $5.2
          1997 -    $6.6
          1998YTD - $2.5

-    BSC E&P Index* - Relative Value Index shown as a percentage




*Bear Stearn's E&P Index includes Anadarko, Apache, Barrett,
Brigham, Cabot, Chesapeake, Coho, Comstock, Cross Timbers, EEX,
Lomark, National Energy, Ocean, Oryx, Pogo, Santa Fe, Stone,
Triton and Union Pacific Resources.






                            SLIDE 11

McMoRan Exploration Co.


                    Oil Price/OCS Lease Sales


          Graph depicting Blocks Leased and NYMEX Light Crude Oil
           Prices from 1994 through 1998 as summarized below:


Number of Blocks Leased


1994      -     560
1995      -     835
1996      -    1508
1997      -    1778
1998*     -    1450

*May Lease Sale Only.

Oil Price Per Barrel


1994 -    range during the year from $14.21 to $20.71
1995 -    range during the year from $16.79 to $20.41
1996 -    range during the year from $17.71 to $25.79
1997 -    range during the year from $18.20 to $26.09
1998 -    range during the first half of year from $11.84 to
          $17.43


Source:  Minerals Management Service






                            SLIDE 12

McMoRan Exploration Co.


                  3-D SURVEYS IN GULF OF MEXICO


                      (As of December 1990)



                      [GRID MAP OF SURVEYS]







                            SLIDE 13

McMoRan Exploration Co.


                  3-D SURVEYS IN GULF OF MEXICO

                        (As of June 1998)


                      [GRID MAP OF SURVEYS]








                            SLIDE 14

McMoRan Exploration Co.


                     AS 3-D Becomes Old Hat,

                   Gulf Drillers Begin To Fret


          "The failure to happen on hydrocarbons after flushing millions of dollars into the Gulf floor isn't exceptional ... 3-D tests and the cutting-edge computer software that read them have hardly made dry holes a thing of the past."


                           The Wall Street Journal, July 29, 1998
                                  Anne Reifenberg & Michael Totty






                            SLIDE 15

McMoRan Exploration Co.


                POTENTIAL LEASE EXPIRATION BY 2001



          [Grid Map Depicting Areas Of Expiration on
          12-31-1998, 12-31-1999, 12-31-2000, 12-31-2001]








                            SLIDE 16

McMoRan Exploration Co.


                  GULF OF MEXICO LEASE EXPIRATIONS(1)

                   (0 to 600 Feet Water Depth)




     Year                Blocks              Acres


     1998(2)               89                  482,356

     1999                 402                1,933,935

     2000                 424                2,044,837

     2001                 621                3,012,801



(1) Leases within primary term on which commercial production has not been established


(2)  8/98 to 12/98



Source: Lexco - July 98








                            SLIDE 17

McMoRan Exploration Co.



                       LACK OF E&P SUCCESS





                    Sifting through the ashes








                            SLIDE 18

McMoRan Exploration Co.



                     GLOBAL E&D EXPENDITURES


          Despite a record year for E&D spending in 1997, the upward trend in upstream spending is not expected to continue. "Oil prices have plummeted, natural gas prices have weakened, and 1998 could see the first decline in capital spending since 1992."







                                     Oil & Gas Journal, July 1998
                                               Mr. Victor A. Burk
  Arthur Andersen's Managing Director of Energy Industry Services










                            SLIDE 19

McMoRan Exploration Co.



                  AVERAGE OFFSHORE RIG RATES(1)



          Graph Depicting Per Day Cost from June 1993
          to August 1998 as follows:
                         $(000)

     250 feet water depth
          June 1993      -    21.8
          October 1993   -    24.8
          February 1994  -    20.3
          June 1994      -    19.5
          October 1994   -    20.5
          February 1995  -    18.5
          June 1995      -    19.5
          October 1995   -    21.3
          February 1996  -    22.5
          June 1996      -    25.5
          October 1996   -    27.8
          February 1997  -    33.0
          June 1997      -    40.5
          October 1997   -    42.5
          February 1998  -    44.0
          June 1998      -    44.3

     300 feet water depth
          June 1993      -    26.0
          October 1993   -    29.0
          February 1994  -    22.5
          June 1994      -    21.8
          October 1994   -    22.8
          February 1995  -    19.5
          June 1995      -    23.0
          October 1995   -    24.3
          February 1996  -    26.5
          June 1996      -    28.5
          October 1996   -    36.0
          February 1997  -    42.8
          June 1997      -    52.0
          October 1997   -    57.5
          February 1998  -    60.3
          June 1998      -    54.8



     300+ feet water depth
          February 1996  -    31.5
          June 1996      -    33.5
          October 1996   -    42.0
          February 1997  -    46.0
          June 1997      -    56.5
          October 1997   -    67.5
          February 1998  -    69.0
          June 1998      -    59.8


(1)  Computation includes long term contract rates through June
     1998; estimated rates for July and August 1998 represent only then spot market rates since industry data not yet available.

Source: Howard, Weil, Labouisse, Friedrichs





                            SLIDE 20

McMoRan Exploration Co.



               INCREASED FINANCIAL FLEXIBILITY(1)


$49 Million Cash

$51 Million 1997 EBITDAX(2)

No Debt

Existing $100 Million Credit Line

Better Access to Capital Markets




(1)  Pro Forma as of June 30, 1998
(2)  Pro Forma for year ended December 31, 1997


EBITDAX: Earnings before interest, taxes, depreciation, amortization and exploration expenses.






                            SLIDE 21

McMoRan Exploration Co.



                         FSC's STRENGTHS


Source of Cash Flows: $22 Million EBITDA in 1997

Significant Portion of Sales Committed Under Long-term Contract

Minimal Maintenance Capital Expenditures

Potential Main Pass Cost Savings Provide Upside Potential







                            SLIDE 22

McMoRan Exploration Co.



                   OPERATING & COST SYNERGIES


Operational Savings

Integration of Technical Expertise

Improved Purchasing Power

G&A Savings







                            SLIDE 23

McMoRan Exploration Co.



                     PROVEN MANAGEMENT TEAM


James R. Moffett - Chairman of Board of Directors

Richard C. Adkerson - Vice Chairman, President & CEO

Robert M. Wohleber - Executive VP & CFO
                     President & COO - Sulphur Division

C. Howard Murrish - Executive VP
                    President & COO - Oil Division









                            SLIDE 24

McMoRan Exploration Co.



                     PROVEN EXPLORATION TEAM



Experienced Group of Explorationists Together More Than 25 Years

Exceptional Expertise in Gulf Coast Region

Highly Regarded Group of Geologists and Geophysicists

CLK Has Worked with MOXY Since 1977, Continues To Generate
Exploration Opportunities Exclusively For the MOXY Team

          -    Seven Geologists (Average 26 Years of Experience)

          -    Six Geophysicists (Average 29 Years of Experience)








                            SLIDE 25

McMoRan Exploration Co.



                 MOXY's 2D Seismic Coverage



                           [GRID MAP]







             			          SLIDE 26

McMoRan Exploration Co.

                 MOXY's 3D Seismic Coverage



                           [GRID MAP]





                            SLIDE 27

McMoRan Exploration Co.



           GULF OF MEXICO BLOCKS REVIEWED BY MOXY TEAM



                           [GRID MAP]







                            SLIDE 28

McMoRan Exploration Co.



                   MOXY'S EXTENSIVE DATA BASE


200,000 Miles of Offshore 2-D Data

350 Blocks of Offshore 3-D Data

20,000 Miles of Onshore 2-D Data

97 Square Miles of Onshore 3-D Data

260,000 Well Logs








                            SLIDE 29

McMoRan Exploration Co.



            EXAMPLE OF FARM-IN DISCOVERY (1) - 1980s


             VERMILION BLOCK 225/226 AREA PRE-DRILL


Composite Production Outline
Pre-drill No.6 Well


                            [Picture]




(1)  By predecessor company







                            SLIDE 30

McMoRan Exploration Co.



             EXAMPLE OF FARM-IN DISCOVERY (1)- 1980s


          VERMILION BLOCK 225/226 FIELD AREA POST-DRILL


     Composite Production Outline
     Post-drill No.6 Well


                            [Picture]



(1)  By predecessor company





                            SLIDE 31

McMoRan Exploration Co.



              EXAMPLE OF FARM-IN DISCOVERY -- 1990s


             VERMILION BLOCK 159/160 AREA PRE-DRILL


     Composite Production Outline
     Pre-drill No.2(AJ1) Well


                            [Picture]





                            SLIDE 32

McMoRan Exploration Co.



              EXAMPLE OF FARM-IN DISCOVERY -- 1990s


          VERMILION BLOCK 159/160 FIELD AREA POST-DRILL


     Composite Production Outline
     Post-drill No.2(AJ1) Well


                            [Picture]







                            SLIDE 33

McMoRan Exploration Co.



                    Acquisition Possibilities



                With Sluggish Prices and Stocks,
                     Oils May Have to Merge


          "The market is saying, 'Size is everything ...
          Unless oil moves back above $16 a barrel and gas above $2 a thousand cubic feet, the financial pain may well drive a lot of companies into the arms of someone else.'"


                                   Business Week - August 6, 1998









                            SLIDE 34

McMoRan Exploration Co.



                       OPERATIONS OVERVIEW


Predecessor Active In Exploration and Production Since 1969

Track Record of Success

MOXY and Predecessors Participated In 56 Offshore Discoveries
Since 1977

Large Data Base of Seismic and Log Information

Advanced Technology Combined With Experience Reduces Risk

Long-Term $210MM Exploration Joint Venture In Place







                            SLIDE 35

McMoRan Exploration Co.




                      MOX PROVED RESERVES*



Oil & Gas Reserves - 74.5 BCFE
Pie Chart with the following information:
Oil/Condensate - 5.7 Million Barrels
Gas            - 40.2 BCF


Sulphur Reserves
Pie Chart with the following information:
53.6 Million Long Tons







*As of December 31, 1997


Billion cubic feet equivalent (BCFE) is the ratio of 1 barrel of oil being equivalent to 6 thousand cubic feet of natural gas based on an approximate energy content equivalency.







                            SLIDE 36

McMoRan Exploration Co.




                   1998 OIL & GAS DISCOVERIES


Brazos A-19

Vermilion 159

West Cameron 616

West Cameron 617







                            SLIDE 37

McMoRan Exploration Co.



                      OIL & GAS PRODUCTION


   GRAPH DEPICTING PRODUCTION in 1996, 1997 and ESTIMATED 1998
                  for MOXY and FSC as follows:


1996
MOXY - 0.7 BCF Equivalents
FSC  - 11.4 BCF Equivalents

1997
MOXY - 4.3 BCF Equivalents
FSC  - 9.8 BCF Equivalents

1998e
MOXY - 10.5* BCF Equivalents
FSC  - 10.2* BCF Equivalents




*Estimated 1998 Production

Billion cubic feet equivalent (BCFE) is the ratio of 1 barrel of oil being equivalent to 6 thousand cubic feet of natural gas based on an approximate energy content equivalency.








                            SLIDE 38

McMoRan Exploration Co.



                    MOXY CAPITAL EXPENDITURES




      GRAPH Depicting Capital Expenditures in Acquisition,
             Development and Exploration as follows:


                          (in Millions)
1996

Acquisition    -    $-
Development    -    $7
Exploration    -    $14

     Total     -    $21

1997

Acquisition    -    $24
Development    -    $10
Exploration    -    $25

     Total     -    $59

1998e

Acquisition    -    $-
Development    -    $30
Exploration    -    $20

     Total     -    $50*



*Note: 1998 estimate based on existing development plans.







                            SLIDE 39

McMoRan Exploration Co.



               MOXY Exploration Program Estimates




                         (Figures in Million $'s)


                         1997*     1998      Remaining      Total
                         -----     ----      ---------      -----
Leasehold & Seismic      $ 20      $  4      $      23      $  47

Overhead                    3         7             16         26

Exploratory Wells          32        39             66        137
                         ----      ----      ---------      -----
100% Exploration Capital $ 55      $ 50      $     105      $ 210
                         ====      ====      =========      =====
MOXY Net Exploration
  Capital                $ 21      $ 19      $      40      $  80
                         ====      ====      =========      =====


*NOTE: 1997 figures based on partial year. Program year is December to December.






                            SLIDE 40

McMoRan Exploration Co.



                       MOXY LEASE ACREAGE*



                                 Gross Acres         Net Acres
                                 -----------         ---------
Offshore (Federal Waters)          134,768             45,301

Onshore Louisiana & Texas            5,488              1,434
                                   -------             ------
                                   140,256             46,735





*As of 12/31/97







                            SLIDE 41

McMoRan Exploration Co.



                      MOXY LEASE INVENTORY



       MAP SHOWING THE FOLLOWING WELLS AND THEIR LOCATIONS
              UNDER EXPLORATION AND/OR PRODUCTION:



West Cameron 156/157-Exploration
East Cameron 119/120-Exploration
Vermilion 143/144/159/160-Production
Eugene Island 18/19-Exploration
North Bay Junop-Production
Main Pass 56-Exploration
Vermilion 145-Exploration
Brazos A19/A26-Exploration
West Cameron 492-Exploration
West Cameron 616/617/623/624/625-Exploration
East Cameron 362/Vermilion 389/409/410-Production
Vermilion 391/392/408-Exploration
Grand Isle 53/54/58/59/65-Exploration






                            SLIDE 42

McMoRan Exploration Co.




                  VERMILION 159/160 FIELD AREA



                          [PICTURE]



MOXY NWI  =         42% in the Unit
                    73% (V160 #4 Stk.)
                    48% (V159 #3)

Water Depth =       90 feet

Gross Acreage =     15,312 Acres








                            SLIDE 43

McMoRan Exploration Co.



                        BRAZOS A-19 FIELD


                             [PICTURE]



MOXY NWI  =    17%

Water Depth    =    134 Feet

Gross Acreage  =    11,520 Acres

(Operator: Shell Offshore)





                            SLIDE 44

McMoRan Exploration Co.



                    OPPORTUNITIES FOR GROWTH


Increasing Availability Of Farm-In Blocks

Lower Third Party Service Costs

Financial Strength; Cost Synergies

Extensive Geophysical, Technical and Operational Expertise and
Data Base

Acquisition Possibilities

Maximize Growth and Value of Sulphur Services Business